Prospectus Supplement -- October 9, 2001*

AXP Partners Small Cap Value Fund (June 15, 2001) S-6239-99 C (6/01)

The following supplements the information regarding Royce & Associates, Inc. appearing in the "Other Information" section under the heading "INVESTMENT MANAGER":

On October 1, 2001, Royce & Associates, Inc. ("Royce"), the Fund's subadviser, became an indirect wholly-owned subsidiary of Legg Mason, Inc. As a result of this acquisition, the Fund entered into a new Subadvisory Agreement with Royce. The fee rates payable to Royce by the Fund under this new Subadvisory Agreement are identical to those payable under the old one, and the services provided to the Fund by Royce under this agreement are expected to be substantially similar to the services previously provided to the Fund by Royce.



S-6239-23 A (10/01)
*Valid until next prospectus update.

Destroy July 30, 2002